SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 12, 2004

GE Dealer Floorplan Master Note Trust
CDF Funding, Inc.
CDF Financing, L.L.C.
Distribution Financial Services Floorplan Master Trust

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-115582 / 333-115582-02 /	88-0355652 (CDF Financing, L.L.C.)

333-115582-03 / 333-115582-04	20-1060484 (CDF Funding, Inc.)

(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192

(Address of Principal Executive Offices)	(Zip Code)

(847) 747-6800

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
Opinion of Mayer, Brown, Rowe & Maw

Item 5. Other Events.

     On August 12, 2004, GE Dealer Floorplan Master Note Trust issued $1,202,000,000 Class A Series 2004-1 Asset Backed Notes, $38,000,000 Class B Series 2004-1 Asset Backed Notes and $10,000,000 Class C Series 2004-1 Asset Backed Notes described in a Series 2004-1 Prospectus Supplement dated August 3, 2004 to a Prospectus dated August 3, 2004 and $1,202,000,000 Class A Series 2004-2 Asset Backed Notes, $38,000,000 Class B Series 2004-2 Asset Backed Notes and $10,000,000 Class C Series 2004-2 Asset Backed Notes described in a Series 2004-2 Prospectus Supplement dated August 3, 2004 to a Prospectus dated August 3, 2004 (collectively, the “Notes”).

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.	Document Description
(a)	Not applicable
(b)	Not applicable
(c)	Exhibit 5.1 Opinion of Mayer, Brown, Rowe & Maw as to legality
Exhibit 23.1 Consent of Mayer, Brown, Rowe & Maw (included in exhibit 5.1 hereof)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC., (Co-Registrant)
Dated: August 12, 2004	By:	/S/ W. Steven Culp
		Name:	W. Steven Culp
		Title:	Vice President, Treasurer and Principal Accounting Officer

GE DEALER FLOORPLAN MASTER NOTE TRUST (Co-Registrant) By: CDF FUNDING, INC.
Dated: August 12, 2004	By:	/S/ W. Steven Culp
		Name:	W. Steven Culp
		Title:	Vice President, Treasurer and Principal Accounting Officer

CDF FINANCING, L.L.C., (Co-Registrant)
Dated: August 12, 2004	By:	/S/ W. Steven Culp
		Name:	W. Steven Culp
		Title:	Manager and Principal Accounting Officer

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST (Co-Registrant) By: CDF FINANCING, L.L.C.
Dated: August 12, 2004	By:	/S/ W. Steven Culp
		Name:	W. Steven Culp
		Title:	Manager and Principal Accounting Officer